

FIRST KEYSTONE CORPORATION

Annual Shareholder Meeting - May 17, 2011

Matthew Prosseda

Chief Executive Officer




COMMUNITY

Total Assets
(in Millions)


800
600
400
200
0
2005
2006
2007
2008
2009
2010

2005 | $512
2006 | $526
2007 | $681
2008 | $715
2009 | $758
2010 | $797



700
525
350
175
0
2005
2006
2007
2008
2009
2010

2005 | $363

2006 | $384

2007 | $493

2008 | $505

2009 | $581

2010 | $627

Total Deposits
(in Millions)



80
60
40
20
0
2005
2006
2007
2008
2009
2010

2005 | $53.4

2006 | $53.4

2007 | $70.9

2008 | $69.1

2009 | $74.2

2010 | $79.1

Total Stockholder's Equity

(in Millions)


700
525
350
175
0
2005
2006
2007
2008
2009
2010
Deposit
Loans

Deposits	Loans	
$363	$235	2005
$384	$252	2006
$493	$377	2007
$505	$408	2008
$581	$407	2009
$627	$410	2010

Total Deposits vs. Loans
(in Millions)


30
20
10
0
2005
2006
2007
2008
2009
2010

2005 | $16.6
2006 | $15.3
2007 | $15.5
2008 | $21.4
2009 | $24.2
2010 | $27.2

*Tax Equivalent Net Income

Net Interest Income
(in Millions)

Composition of Revenue
(in Millions)


40
30
20
10
0
2005
2006
2007
2008
2009
2010
Net Interest Income
Non-Interest Income

	*Net Interest Income	Non-Interest Income
2005	$16.6	$3.8
2006	$15.3	$3.8
2007	$15.5	$4.2
2008	$21.4	$4.0
2009	$24.2	$4.3
2010	$27.2	$5.8

*Tax Equivalent Net Income



10000
7500
5000
2500
0
2005
2006
2007
2008
2009
2010

2005 | $6,847

2006 | $6,190

2007 | $6,127

2008 | $7,551

2009 | $7,937

2010 | $8,961

Net Income
(in Thousands)


2.0
1.5
1.0
0.5
0
2005
2006
2007
2008
2009
2010

2005 | $1.48
2006 | $1.35
2007 | $1.31
2008 | $1.39
2009 | $1.46
2010 | $1.65

Earnings
(per Share)


1.00
0.75
0.50
0.25
0
2005
2006
2007
2008
2009
2010

2005 | $0.78
2006 | $0.85
2007 | $0.88
2008 | $0.89
2009 | $0.92
2010 | $0.93

Dividends
(per Share)

Income Statement
(in Thousands)

	March 31, 2011	March 31, 2010	%Change
Net Interest Income	$6,831	$5,964	14.5
+Non-Interest Income	$963	$1,096	(12.1)
=Operating Revenue	$7,794	$7,060	10.4
-Loan Loss Provision	$300	$200	50.0
-Non-Interest Expense	$4,304	$4,121	4.4
=Pre-Tax Expense	$3,190	$2,739	16.5
-Income Tax Expense	$694	$552	25.7
=Net Income	$2,496	$2,187	14.1
Earnings Per Share	.46	.40	15.0

	March 31, 2011	March 31, 2010	% Change
Cash Due From Banks	$30,412	$34,368	(11.5)
Investment Securities	$309,266	$292,989	5.6
Loans - Net	$404,136	$399,541	1.2
Fixed Assets	$12,011	$11,844	1.4
Other Assets	$53,458	$50,749	5.3
Total Assets	$809,283	$789,491	2.5
Liabilities and Capitals			
Non - Interest Bearing Deposits	$77,147	$65,208	18.3
Interest Bearing Accounts	$549,202	$539,520	1.8
Total Deposits	$626,349	$604,728	3.6
Borrowed Funds	$96,119	$104,856	(8.3)
Other Liabilities	$7,620	$3,129	143.5
Capital	$79,195	$76,778	3.1
Total Liabilities & Capital	$809,283	$789,491	2.5

Balance Sheet
(in Thousands)


5.00
4.00
3.00
2.00
1.00
0.00
1 Month
3 Month
6 Month
1 Year
2 Year
3 Year
5 year
7 Year
10 Year
20 Year
30 Year
Sep 24, '07
Jan 28, '08
Jan 23, '09
Jan 29, '10
Jan 28, 11
Apr 25, 11

Treasury Yield Curve

Selected Dates

Elaine Woodland

Senior Lending Officer



2010 was a Challenging Year in Lending

Minimal Loan Growth

Near Record Charge-offs

Significant Additions to Loan Reserve

Total Gross Loans Outstanding
(in Thousands)

	2008	2009	2010
Commercial Loans Including Real Estate Secured	$258,119	$258,753	$269,290
Real Estate Primarily Residential Mortgage Loans	$136,288	$138,092	$131,981
Consumer Loans	$15,291	$10,802	$8,781
Total	$409,698	$407,647	$410,052

Commercial Loans

Including Real Estate Secured



270000
180000
90000
0
2008
2009
2010

2008 | $258,119

2009 | $258,753

2010 | $269,290

Commercial Loan Growth

Activity in the Allowance for Loan Losses
(in Thousands)

	2008	2009	2010
Balance – January 1	$5,046	$5,195	$5,322
Provision charged to operations	$700	$800	$2,575
Loans charged off	-$739	-$734	-$2,262
Recoveries	$188	$61	$66
Balance – December 31	$5,195	$5,322	$5,701

Grade:	**December 31 2010**	**March 31 2011**
1 – 6 Pass	$249,043	$254,401
7 Special Mention	$9,638	$3,553
8 Substandard	$10,382	$12,183
9 Doubtful	$227	$224
	$269,290	$270,361

Commercial Loans

Gross Loans (in Thousands)

Residential Mortgage

Loans Generated	$29,556,760
Sold in 2010	$24,607,883
Gain	$824,685

Home Equity Loan Promotion

September 1, 2010 – December 31, 2010

214 Loans

Generated $10,173,911

Commercial Loan Promotion

Began May 2011

Goals

New Relationships

$30,000,000 New Money

Kevin Miller

Chief Operating Officer



- Market Share
- Deposit Growth
- New Branches
- Building projects
- New products and services

Highlights

The following deposit study is from the FDIC. The results are as of June 2010.

FDIC Deposit Survey - Berwick Market

(June 2009 - June 2010)	2009	% of Market	2010	% of Market	Gain/Loss
First Keystone Community Bank	$301,934.00	72.66%	$307,525.00	73.42%	$ 5,591.00
First Columbia Bank and Trust	$26,638.00	6.41%	$30,660.00	7.32%	$ 4,022.00
PNC Bank	$32,140.00	7.73%	$30,336.00	7.24%	$ (1,804.00)
M & T Bank	$30,179.00	7.26%	$27,221.00	6.50%	$ (2,958.00)
FNB Bank	$22,618.00	5.44%	$21,110.00	5.04%	$ (1,508.00)
Berwick Market	$415,518.00	1	$418,862.00	1	



Gain/Loss
$8,000.00
$6,000.00
$4,000.00
$2,000.00
$-
$(2,000.00)
$(4,000.00)
First Keystone Community Bank
First Columbia Bank and Trust
PNC Bank
M & T Bank
FNB Bank

Berwick Market Share

FDIC Deposit Survey - Columbia, Luzerne, Montour, Northumberland, Monroe

(June 2009 - June 2010)	2009	% of Market	2010	% of Market	Gain/Loss	Offices in Market
PNC Bank	$1,813,569.00	17.60%	$1,845,560.00	17.39%	$31,991.00	36
Wells Fargo (Wachovia)	$1,268,429.00	12.31%	$1,235,713.00	11.64%	($32,716.00)	15
M & T Bank	$1,085,240.00	10.53%	$1,098,089.00	10.35%	$12,849.00	23
Citizens Bank	$799,951.00	7.76%	$719,134.00	6.78%	($80,817.00)	15
First Keystone National Bank	$560,977.00	5.45%	$612,289.00	5.77%	$51,312.00	15
ESSA	$400,949.00	3.89%	$513,565.00	4.84%	$112,616.00	13
First Columbia Bank and Trust	$442,249.00	4.29%	$472,699.00	4.45%	$30,450.00	14
	$5,530,175.00		$6,499,059.00			

Market Share (+/-)



2.00%
1.00%
0.00%
-1.00%
-2.00%
PNC Bank
Wells Fargo (Wachovia)
M & T Bank
Citizens Bank
First Keystone National Bank
ESSA
First Columbia Bank and Trust

County Market Share

Deposit Growth totals at First Keystone.

December 31, 2009 vs. December 31, 2010.

Deposit Growth

12/31/2009 – 12/31/2010
Gain/Loss



20,000,000.00
15,000,000.00
10,000,000.00
5,000,000.00
0.00
-5,000,000.00
Main Office
Stroudsburg
Salem Township
Scott Township
Hanover Township
Kingston
Freas Avenue
Nescopeck
Mountaintop
Danville
Mountainhome
Swiftwater
Mifflinville
Briar Creek
Brodheadsville

Deposit Comparison

Branch Name	**12/31/2009 Balance**	**12/31/2010 Balance**
Main Office	**209,676**	**228,136**
Stroudsburg	78,522	76,300
Salem Township	**51,266**	**62,323**
Scott Township	43,529	42,641
Hanover Township	40,683	39,370
Kingston	**32,466**	**38,361**
Freas Avenue	30,161	30,148
Nescopeck	23,542	24,219
Mountaintop	**7,633**	**21,312**
Danville	21,217	20,456
Mountainhome	19,220	17,525
Swiftwater	**10,090**	**15,532**
Mifflinville	12,575	12,407
Briar Creek	8,597	9,534
Brodheadsville	7,435	8,679

Deposit Growth
(in Thousands)

Our newest branch is scheduled to open June 27th, 2011

Plymouth Branch

Former M&T Location

49 Million Dollar Market.

(Only Bank left is Wells Fargo Wachovia)

Branch Manager:

Linda Meshinski

Opening Date:

June 27, 2011



Plymouth Branch

Plans are underway for Branch# 17. Our goal is to be ready for business by the end of 2011.

Branch 17

- Branch# 17 is our online branch.
- You will be able to open
  - Checking
  - Savings
  - Certificate of Deposit.
- Online, anytime!



Online Account Opening

The Berwick Giant Store location is in for a change…


Berwick Giant Store – New Bank layout
24'-0"
Office Manager
Storage
4' 3" x 6' 0"
Teller 1
4' 6" x 6' 0"
16'-0"
7' 6" x 9' 0"
Teller 2
6' 0" x 4' 0"
Vault / ATM access
6'-8"
Teller 3
6' 0" x 4' 0"
New Accounts
7' 6" x 7' 0"
ATM
ATM / Night Deposit
Drop Combo
Half wall
Half wall
Version K-6 version 2 - 4/4/2011

Briar Creek Giant – New Location

We are transforming downtown Berwick....


FIRST KEYSTONE
COMMUNITY BANK

Main Office Expansion



Main Office – Drive-Thru

It's time to step-up to something great!

35 month Certificate of Deposit

1.75% rate

Bump –up option available with a primary checking account.

Bump-up!



QUESTIONS?

FIRST KEYSTONE CORPORATION

Annual Shareholder Meeting - May 17, 2011